UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 1, 2016
(January 31, 2016)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced on July 1, 2015, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc. (“PNMR”), entered into a Coal Supply Agreement (the “CSA”) with Westmoreland Coal Company (“Westmoreland”). The CSA provides for coal to be supplied from the San Juan Mine to the San Juan Generating Station (“SJGS”) through June 30, 2022. SJGS is jointly owned and operated by PNM.

Upon becoming effective, the CSA is expected to result in significant savings to PNM’s customers. The CSA became effective as of 11:59 PM on January 31, 2016, upon the closing (the “Closing”) under the stock purchase agreement (the “Stock Purchase Agreement”) between Westmoreland and BHP Billiton New Mexico Coal, Inc. (“BBNMC”), dated July 1, 2015. Under the Stock Purchase Agreement, Westmoreland San Juan, LLC (“Purchaser”), a subsidiary of Westmoreland, among other things, purchased from BBNMC all of the issued and outstanding capital stock of San Juan Coal Company (“SJCC”), the owner of the San Juan Mine, and San Juan Transportation Company (“SJTC”).

In support of the Closing and to facilitate PNM customer savings, NM Capital Utility Corporation (“NM Capital”), a wholly owned subsidiary of PNMR, provided funding of $125 million to the Purchaser (a ring-fenced, bankruptcy-remote, special-purpose entity) to finance the purchase price of the stock of SJCC and SJTC under the Stock Purchase Agreement (the “Westmoreland Loan”). NM Capital was able to provide the $125 million financing to Purchaser by first entering into a $125 million Term Loan Agreement (the “Term Loan Agreement”), among NM Capital, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), as lender, and BTMU, as Administrative Agent. The Term Loan Agreement is effective as of February 1, 2016, has a maturity date of February 1, 2021, and bears interest at a rate based on the London Interbank Offered Rate (“LIBOR”) plus a customary spread. In connection with the Term Loan Agreement, PNMR (as parent company of NM Capital) entered into a Guaranty Agreement, dated as of February 1, 2016, with BTMU (the “Guaranty”).

The Term Loan Agreement and the Guaranty include customary covenants, including requirements for PNMR to not exceed a maximum consolidated debt-to-consolidated capitalization ratio and customary events of default consistent with PNMR’s other term loan agreements. In addition, the Term Loan Agreement has a cross default provision and a change of control provision. If an event of default occurs, the Administrative Agent under the Term Loan Agreement may, or upon the request and direction of BTMU shall, declare the obligations outstanding under the Term Loan Agreement to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The Westmoreland Loan is a $125 million loan agreement among NM Capital, as lender, Purchaser, as borrower, SJCC and SJTC, as guarantors, BTMU, as Administrative Agent, and MUFG Union Bank, N.A. (“Union Bank”), as Depository Bank. The Westmoreland Loan is effective as of February 1, 2016, and has a maturity date of February 1, 2021. The Westmoreland Loan bears interest at a 7.25% rate plus LIBOR initially and escalates over time, as set forth in the Westmoreland Loan.

The Westmoreland Loan was used by the Purchaser solely to finance the purchase price of the stock of SJCC and SJTC under the Stock Purchase Agreement. The Purchaser must pay quarterly principal and interest to NM Capital. Payments will be made in accordance with the amortization schedule, and the Westmoreland Loan has been structured to encourage prepayments and early retirement of the debt. The Westmoreland Loan also includes customary representations and warranties, covenants and events of default. There are no prepayment penalties.

Under the terms of the CSA, PNM and the other SJGS owners are obligated to compensate SJCC for all reclamation liabilities associated with the supply of coal from the San Juan Mine. In order to assure the reclamation obligations, each of the SJGS owners agreed to fund an irrevocable trust to be maintained for the sole purpose of funding the reclamation of the San Juan Mine site (each such trust, a “Reclamation Trust”). In connection with certain mining permits relating to the operation of the San Juan Mine, SJCC is required to post reclamation bonds of $162 million with the New Mexico Mining and Minerals Division.

In order to facilitate the posting of reclamation bonds by Zurich American Insurance Company (“Zurich”) on behalf of SJCC, PNMR, Westmoreland and SJCC entered into a Reclamation Bond Agreement (the “Reclamation Bond Agreement”) with Zurich. In connection with the Reclamation Bond Agreement, PNMR used $40 million of the available capacity under its revolving credit agreement to support a bank letter of credit arrangement (the “Letter of Credit”) with Zurich. The

Reclamation Bond Agreement provides, among other things, (i) certain obligations for PNMR to provide to Zurich, within 180 days of the Closing, security interests in the Reclamation Trusts of the Purchaser and the SJGS owners, and (ii) if PNMR is unable to provide, within 180 days of the Closing, security interests in the Reclamation Trusts of certain SJGS owners (the “Base Security Interests”), PNMR, Westmoreland (subject to obtaining certain amendments or consents under its senior debt and credit facilities), and SJCC will be responsible, jointly and severally, to provide additional collateral to support the then outstanding reclamation bond amount, which will remain in place until such time as PNMR is able to provide the Base Security Interests. The Letter of Credit will be terminated upon PNMR providing security interests in the Reclamation Trusts of all SJGS owners. Also, it will be proportionally reduced if PNMR is able to provide, in addition, to the Base Security Interests, security interests in the Reclamation Trust of some, but not all, of the other SJGS owners or if the initial reclamation bonds amount is reduced.

The foregoing is qualified in its entirety by reference to the Term Loan Agreement, the Guaranty, the Westmoreland Loan and the Reclamation Bond Agreement, copies of which will be filed as exhibits to PNMR’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, or earlier.

BTMU and Union Bank and their respective affiliates, perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which they receive customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this Form 8-K that relate to future events or PNM Resources’ (“PNMR”) or Public Service Company of New Mexico’s (“PNM”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR and PNM assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR and PNM caution readers not to place undue reliance on these statements. PNMR's and PNM's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: February 1, 2016	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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